                                                                    Exhibit 21.1

          Subsidiaries of Triad Hospitals Holdings, Inc.
          ----------------------------------------------

                                                                                                      State of Incorporation/
                                                                                                      ----------------------
              Name of Subsidiary                                                                      Organization
              ------------------                                                                      ------------
          1.  Alice Hospital, LLC                                                                             Delaware
          2.  Alice Surgeons, LLC                                                                             Delaware
          3.  The Surgical Hospital of Amarillo, Ltd.                                                         Delaware
          4.  APS Medical, LLC                                                                                Delaware
          5.  Arizona ASC Management, Inc.                                                                    Arizona
          6.  Arizona Medco, LLC                                                                              Delaware
          7.  Beauco, LLC                                                                                     Delaware
          8.  Beaumont Regional, LLC                                                                          Delaware
          9.  Brazos Medco, LLC                                                                               Delaware
         10.  Brazos Valley of Texas, L.P.                                                                    Delaware
         11.  Brazos Valley Surgical Center, LLC                                                              Delaware
         12.  Brownwood Hospital, L.P.                                                                        Delaware
         13.  Brownwood Medical Center, LLC                                                                   Delaware
         14.  BVSC, LLC                                                                                       Delaware
         15.  Carlsbad Medical Center, LLC                                                                    Delaware
         16.  Claremore Regional Hospital, LLC                                                                Delaware
         17   Claremore Physicians, LLC                                                                       Delaware
         18.  Clinico, LLC                                                                                    Delaware
         19.  College Station Hospital, L.P.                                                                  Delaware
         20.  College Station Medical Center, LLC                                                             Delaware
         21.  College Station Merger, LLC                                                                     Delaware
         22.  Coronado Hospital, LLC                                                                          Delaware
         23.  Coronado Medical, LLC                                                                           Delaware
         24.  Crestwood Healthcare, L.P.                                                                      Delaware
         25.  Crestwood Hospital & Nursing Home, Inc.                                                         Delaware
         26.  Crestwood Hospital Holdings, Inc.                                                               Alabama
         27.  CSDS, LLC                                                                                       Alabama
         28.  CSMC, LLC                                                                                       Delaware
         29.  Dallas PHY Service, LLC                                                                         Delaware
         30.  Dallas Physician Practice, L.P. (d/b/a (TX) Dallas                                              Delaware
              Practice, L.P.)
         31.  Day Surgery, Inc.                                                                               Delaware
         32.  DeQueen Health Services, Inc.                                                                   Kansas
         33.  DeQueen Regional Medical Center, LLC                                                            Arkansas
         34   Detar Hospital, LLC                                                                             Delaware
         35.  DFW Physerv, LLC                                                                                Delaware
         36.  Doctors Medical Center, LLC                                                                     Delaware
         37.  Doctors of Laredo, LLC (d/b/a (TX) Laredo Doctors,                                              Delaware
              LLC)
         38.  Douglas Medical Center, LLC                                                                     Delaware

         39.  E.D. Clinics, LLC                                                                               Delaware
         40.  El Dorado Medical Center, LLC                                                                   Delaware
         41.  Eye Care Surgicare, Ltd.                                                                        Delaware
         42.  Eye Institute of Southern Arizona, LLC                                                          Missouri
         43.  Gallagher Park Surgicenter, Ltd.                                                                Delaware
         44.  GCMC, LLC                                                                                       Texas
         45.  GH Texas, LLC                                                                                   Delaware
         46.  GHC Hospital, LLC                                                                               Delaware
         47.  Gulf Coast Hospital, L.P.                                                                       Delaware
         48.  Gulf Coast Medical Center, LLC (d/b/a (TX) GC Medical Center, LLC)                              Delaware
         49.  HDP DeQueen, LLC                                                                                Delaware
         50.  HDP Woodland Heights, L.P.                                                                      Delaware
         51.  HDP Woodland Property, LLC                                                                      Delaware
         52.  HDPWH, LLC                                                                                      Delaware
         53.  Healdsburg of California, LLC                                                                   Delaware
         54.  Hobbs Medco, LLC                                                                                Delaware
         55.  Hobbs Physician Practice, LLC                                                                   Delaware
         56.  Hospital of Beaumont, LLC                                                                       Delaware
         57.  Independence Regional Health Center, LLC                                                        California
         58.  Kansas City Surgicenter, Ltd.                                                                   Delaware
         59.  Kensingcare, LLC                                                                                Missouri
         60.  Lake Area Surgicare, LP                                                                         Delaware
         61.  Laredo Hospital, L.P.                                                                           Louisiana
         62.  Laredo Interest, LLC                                                                            Delaware
         63.  Lea Regional Hospital, LLC                                                                      Delaware
         64.  Longview Medical Center, L.P.                                                                   Delaware
         65.  Longview Merger, LLC                                                                            Delaware
         66.  LRH, LLC                                                                                        Delaware
         67.  LS Psychiatric LLC                                                                              Delaware
         68.  MCI Panhandle Surgical, L.P.                                                                    Delaware
         69.  Medical Center at Terrell, LLC                                                                  Delaware
         70.  Medical Center of Brownwood, LLC                                                                Delaware
         71.  Medical Center of Sherman, LLC                                                                  Delaware
         72.  Medical Holdings, Inc.                                                                          Delaware
         73.  Medical Management, Inc.                                                                        Kansas
         74.  Medical Park Hospital, LLC                                                                      Kansas
         75.  Medical Park MSO, LLC                                                                           Delaware
         76.  Memorial Hospital, LLC                                                                          Delaware

         77.  Mid-Plains, LLC                                                                                 Delaware
         78.  Midwest Psychiatric Center, Inc.                                                                Delaware
         79.  Mission Bay Memorial Hospital, LLC                                                              Missouri
         80.  Missouri HealthServ, LLC                                                                        Delaware
         81.  Navarro Hospital, L.P.                                                                          Delaware
         82.  Navarro Regional, LLC (d/b/a (TX) NavReg, LLC)                                                  Delaware
         83.  Northwest Hospital, LLC                                                                         California
         84.  NRH, LLC                                                                                        Delaware
         85.  Odessa, LLC                                                                                     Delaware
         86.  Oregon Healthcorp, LLC                                                                          Delaware
         87.  Osborn Ambulatory Surgery Group, Ltd.                                                           Delaware
         88.  Overland Park Regional Medical Center, LLC                                                      Arizona
         89.  Pacific East Division Office, L.P.                                                              Delaware
         90.  Pacific Group ASC Division, Inc.                                                                Delaware
         91.  Pacific Physicians Services, LLC (d/b/a (AZ) West Coast Services, LLC; (TX) Pacific             Arizona
              Services, LLC)
         92.  Pacific West Division Office, LLC                                                               Delaware
         93.  Palm Drive Hospital, L.P.                                                                       Delaware
         94.  Palm Drive Medical Center, LLC                                                                  Delaware
         95.  Pampa Hospital, L.P.                                                                            Delaware
         96.  Pampa Medical Center, LLC (d/b/a (TX) Pam-Med, LLC)                                             Delaware
         97.  PDMC, LLC                                                                                       Delaware
         98.  Pecos Valley of New Mexico, LLC                                                                 Delaware
         99.  Phoenix Amdeco, LLC                                                                             Delaware
        100.  Phoenix Surgical, LLC                                                                           Delaware
        101.  Physicians and Surgeons Hospital of Alice, L.P.                                                 Delaware
        102.  Phys-Med, LLC                                                                                   Delaware
        103.  Piney Woods Healthcare System, L.P.                                                             Delaware
        104.  Primary Medical, LLC                                                                            Delaware
        105.  Psychiatric Services of Paradise Valley, LLC                                                    Delaware
        106.  Regional Hospital of Longview, LLC                                                              Delaware
        107.  SACMC, LLC                                                                                      Delaware
        108.  Samaritan Surgicenters of Arizona, LLC                                                          Delaware
        109.  San Angelo Community Medical Center, LLC (d/b/a (TX) San Angelo MC, LLC)                        Arizona
        110.  San Angelo Hospital, L.P.                                                                       Delaware
        111.  San Angelo Medical, LLC                                                                         Delaware
        112.  San Diego Hospital, L.P.                                                                        Delaware
        113.  San Leandro Hospital, L.P.                                                                      Delaware
        114.  San Leandro Medical Center, LLC                                                                 Delaware
        115.  San Leandro, LLC                                                                                Delaware
        116.  SDH, LLC                                                                                        Delaware
        117.  SDH LP, LLC                                                                                     Delaware

        118.  Sebastopol, LLC                                                                                 Delaware
        119.  Sherman Hospital, L.P.                                                                          Delaware
        120.  Sherman Medical Center, LLC                                                                     Delaware
        121.  Silsbee Medical Center, LLC (d/b/a (TX) Silsbee                                                 Delaware
              Center, LLC)
        122.  Silsbee Texas, LLC                                                                              Delaware
        123.  SLH, LLC                                                                                        Delaware
        124.  South Alabama Managed Care Contracting, Inc.                                                    Delaware
        125.  South Alabama Medical Management Services, Inc.                                                 Alabama
        126.  South Alabama Physicians Service, Inc.                                                          Alabama
        127.  South Arkansas Clinic, LLC                                                                      Alabama
        128.  Southern Texas Medical Center, LLC                                                              Delaware
        129.  Sprocket Medical Management, Inc.                                                               Delaware
        130.  Surgical Center of Amarillo, LLC                                                                Texas
        131.  Surgicare of Amarillo, Inc.                                                                     Texas
        132.  Surgicare of Independence, Inc.                                                                 Texas
        133.  Surgicare of North Anaheim, Inc.                                                                Missouri
        134.  Surgicare of San Leandro, Inc.                                                                  California
        135.  Surgicare of Sherman, Inc.                                                                      California
        136.  Surgicare of Southeast Texas, Inc.                                                              Texas
        137.  Surgicare of Victoria, Inc.                                                                     Texas
        138.  Surgicare of Victoria, Ltd.                                                                     Texas
        139.  Surgicare Outpatient Center of Lake Charles, Inc.                                               Texas
        140.  Surgicenter of Johnson County, Inc.                                                             Louisiana
        141.  Surgicenter of Johnson County, Ltd.                                                             Kansas
        142.  Surgicenters of America, Inc.                                                                   Kansas
        143.  Surgicenters of America, L.P.                                                                   Arizona
        144.  Terrell Hospital, L.P.                                                                          Arizona
        145.  Terrell Medical Center, LLC                                                                     Delaware
        146.  Triad - Arizona, Inc.                                                                         Delaware
        147.  Triad - El Dorado, Inc.                                                                         Delaware
        148.  Triad - South Tulsa Hospital Company, Inc.                                                      Arkansas
        149.  Triad Corporate Services, Limited Partnership                                                   Oklahoma
        150.  Triad CSGP, LLC                                                                                 Delaware
        151.  Triad CSLP, LLC                                                                                 Delaware
        152.  Triad Healthcare System of Phoenix, L.P.                                                        Delaware
        153.  Triad Holdings II, LLC                                                                          Delaware
        154.  Triad Holdings III, Inc.                                                                        Delaware
        155.  Triad of Arizona (L.P.), Inc.                                                                   Delaware
        156.  Triad of Phoenix, Inc.                                                                          Arizona
        157.  Triad RC, Inc.                                                                                  Arizona
        158.  Triad Texas, LLC                                                                                Delaware
        159.  Triad-Medical Center at Terrell Subsidiary, LLC                                                 Delaware
        160.  Triad-Medical Center of Sherman Subsidiary, LLC                                                 Delaware
        161.  Triad-Navarro Regional Hospital Subsidiary, LLC                                                 Delaware
        162.  TROSCO, LLC                                                                                     Delaware
        163.  Trufor Pharmacy, LLC                                                                            Delaware
        164.  VFARC, LLC                                                                                      Delaware
        165.  VHC Holdings, LLC                                                                               Delaware

        166.  VHC Medical, LLC                                                                                Delaware
        167.  Victoria Hospital, LLC                                                                          Delaware
        168.  Victoria of Texas, L.P.                                                                         Texas
        169.  VMF Medical, LLC                                                                                Delaware
        170.  VRMC Limited Partnership                                                                        Delaware
        171.  Wagoner Community Hospital, LLC (d/b/a (OK) Wagoner Hospital, LLC)                              Texas
        172.  WAMC, LLC                                                                                       Delaware
        173.  West Anaheim Medical Center, LLC                                                                Delaware
        174.  West Anaheim, LLC                                                                               Delaware
        175.  Wharton Medco, LLC                                                                              Texas
        176.  WHMC, LLC                                                                                       Delaware
        177.  Willamette Valley Clinics, LLC                                                                  Delaware
        178.  Willamette Valley Medical Center, LLC                                                           Delaware
        179.  WM Medical, LLC                                                                                 Delaware
        180.  Women & Children's Hospital, LLC (d/b/a (LA) Women & Children's Hospital of Delaware, LLC)      Delaware
        181.  Woodland Heights Medical Center, LLC                                                            Delaware
        182.  HTI TUCSON Rehabilitation, Inc.                                                                 Arizona

          1.  Alice Hospital, LLC                                                                             Delaware
          2.  Alice Surgeons, LLC                                                                             Delaware
          3.  The Surgical Hospital of Amarillo, Ltd.                                                         Delaware
          4.  APS Medical, LLC                                                                                Delaware
          5.  Arizona ASC Management, Inc.                                                                    Arizona
          6.  Arizona Medco, LLC                                                                              Delaware
          7.  Beauco, LLC                                                                                     Delaware
          8.  Beaumont Regional, LLC                                                                          Delaware
          9.  Brazos Medco, LLC                                                                               Delaware
         10.  Brazos Valley of Texas, L.P.                                                                    Delaware
         11.  Brazos Valley Surgical Center, LLC                                                              Delaware
         12.  Brownwood Hospital, L.P.                                                                        Delaware
         13.  Brownwood Medical Center, LLC                                                                   Delaware
         14.  BVSC, LLC                                                                                       Delaware
         15.  Carlsbad Medical Center, LLC                                                                    Delaware
         16.  Claremore Regional Hospital, LLC                                                                Delaware
         17   Claremore Physicians, LLC                                                                       Delaware
         18.  Clinico, LLC                                                                                    Delaware
         19.  College Station Hospital, L.P.                                                                  Delaware
         20.  College Station Medical Center, LLC                                                             Delaware
         21.  College Station Merger, LLC                                                                     Delaware
         22.  Coronado Hospital, LLC                                                                          Delaware
         23.  Coronado Medical, LLC                                                                           Delaware
         24.  Crestwood Healthcare, L.P.                                                                      Delaware
         25.  Crestwood Hospital & Nursing Home, Inc.                                                         Delaware
         26.  Crestwood Hospital Holdings, Inc.                                                               Alabama
         27.  CSDS, LLC                                                                                       Alabama
         28.  CSMC, LLC                                                                                       Delaware
         29.  Dallas PHY Service, LLC                                                                         Delaware
         30.  Dallas Physician Practice, L.P. (d/b/a (TX) Dallas                                              Delaware
         31   Practice, L.P.)
         32.  Day Surgery, Inc.                                                                               Delaware
         33.  DeQueen Health Services, Inc.                                                                   Kansas
         34.  DeQueen Regional Medical Center, LLC                                                            Arkansas
         35   Detar Hospital, LLC                                                                             Delaware
         36.  DFW Physerv, LLC                                                                                Delaware
         37.  Doctors Medical Center, LLC                                                                     Delaware
         38.  Doctors of Laredo, LLC (d/b/a (TX) Laredo Doctors,                                              Delaware
         39   LLC)
         40.  Douglas Medical Center, LLC                                                                     Delaware
         41.  E.D. Clinics, LLC                                                                               Delaware
         42.  El Dorado Medical Center, LLC                                                                   Delaware
         43.  Eye Care Surgicare, Ltd.                                                                        Delaware
         44.  Eye Institute of Southern Arizona, LLC                                                          Missouri
         45.  Gallagher Park Surgicenter, Ltd.                                                                Delaware
         46.  GCMC, LLC                                                                                       Texas
         47.  GH Texas, LLC                                                                                   Delaware
         48.  GHC Hospital, LLC                                                                               Delaware
         49.  Gulf Coast Hospital, L.P.                                                                       Delaware
         50.  Gulf Coast Medical Center, LLC (d/b/a (TX) GC Medical Center, LLC)                              Delaware
         51.  HDP DeQueen, LLC                                                                                Delaware
         52.  HDP Woodland Heights, L.P.                                                                      Delaware
         53.  HDP Woodland Property, LLC                                                                      Delaware
         54.  HDPWH, LLC                                                                                      Delaware
         55.  Healdsburg of California, LLC                                                                   Delaware
         56.  Hobbs Medco, LLC                                                                                Delaware
         57.  Hobbs Physician Practice, LLC                                                                   Delaware
         58.  Hospital of Beaumont, LLC                                                                       Delaware
         59.  Independence Regional Health Center, LLC                                                        California
         60.  Kansas City Surgicenter, Ltd.                                                                   Delaware
         61.  Kensingcare, LLC                                                                                Missouri
         62.  Lake Area Surgicare, LP                                                                         Delaware
         63.  Laredo Hospital, L.P.                                                                           Louisiana
         64.  Laredo Interest, LLC                                                                            Delaware
         65.  Lea Regional Hospital, LLC                                                                      Delaware
         66.  Longview Medical Center, L.P.                                                                   Delaware
         67.  Longview Merger, LLC                                                                            Delaware
         68.  LRH, LLC                                                                                        Delaware
         69.  LS Psychiatric LLC                                                                              Delaware
         70.  MCI Panhandle Surgical, L.P.                                                                    Delaware
         71.  Medical Center at Terrell, LLC                                                                  Delaware
         72.  Medical Center of Brownwood, LLC                                                                Delaware
         73.  Medical Center of Sherman, LLC                                                                  Delaware
         74.  Medical Holdings, Inc.                                                                          Delaware
         75.  Medical Management, Inc.                                                                        Kansas
         76.  Medical Park Hospital, LLC                                                                      Kansas
         77.  Medical Park MSO, LLC                                                                           Delaware
         78.  Memorial Hospital, LLC                                                                          Delaware
         79.  Mid-Plains, LLC                                                                                 Delaware
         80.  Midwest Psychiatric Center, Inc.                                                                Delaware
         81.  Mission Bay Memorial Hospital, LLC                                                              Missouri
         82.  Missouri HealthServ, LLC                                                                        Delaware
         83.  Navarro Hospital, L.P.                                                                          Delaware
         84.  Navarro Regional, LLC (d/b/a (TX) NavReg, LLC)                                                  Delaware
         85.  Northwest Hospital, LLC                                                                         California
         86.  NRH, LLC                                                                                        Delaware
         87.  Odessa, LLC                                                                                     Delaware
         88.  Oregon Healthcorp, LLC                                                                          Delaware
         89.  Osborn Ambulatory Surgery Group, Ltd.                                                           Delaware
         90.  Overland Park Regional Medical Center, LLC                                                      Arizona
         91.  Pacific East Division Office, L.P.                                                              Delaware
         92.  Pacific Group ASC Division, Inc.                                                                Delaware
         93.  Pacific Physicians Services, LLC (d/b/a (AZ) West Coast Services, LLC; (TX) Pacific             Arizona
         94   Services, LLC)
         95.  Pacific West Division Office, LLC                                                               Delaware
         96.  Palm Drive Hospital, L.P.                                                                       Delaware
         97.  Palm Drive Medical Center, LLC                                                                  Delaware
         98.  Pampa Hospital, L.P.                                                                            Delaware
         99.  Pampa Medical Center, LLC (d/b/a (TX) Pam-Med, LLC)                                             Delaware
        100.  PDMC, LLC                                                                                       Delaware
        101.  Pecos Valley of New Mexico, LLC                                                                 Delaware
        102.  Phoenix Amdeco, LLC                                                                             Delaware
        103.  Phoenix Surgical, LLC                                                                           Delaware
        104.  Physicians and Surgeons Hospital of Alice, L.P.                                                 Delaware
        105.  Phys-Med, LLC                                                                                   Delaware
        106.  Piney Woods Healthcare System, L.P.                                                             Delaware
        107.  Primary Medical, LLC                                                                            Delaware
        108.  Psychiatric Services of Paradise Valley, LLC                                                    Delaware
        109.  Regional Hospital of Longview, LLC                                                              Delaware
        110.  SACMC, LLC                                                                                      Delaware
        111.  Samaritan Surgicenters of Arizona, LLC                                                          Delaware
        112.  San Angelo Community Medical Center, LLC (d/b/a (TX) San Angelo MC, LLC)                        Arizona
        113.  San Angelo Hospital, L.P.                                                                       Delaware
        114.  San Angelo Medical, LLC                                                                         Delaware
        115.  San Diego Hospital, L.P.                                                                        Delaware
        116.  San Leandro Hospital, L.P.                                                                      Delaware
        117.  San Leandro Medical Center, LLC                                                                 Delaware
        118.  San Leandro, LLC                                                                                Delaware
        119.  SDH, LLC                                                                                        Delaware
        120.  SDH LP, LLC                                                                                     Delaware
        121.  Sebastopol, LLC                                                                                 Delaware
        122.  Sherman Hospital, L.P.                                                                          Delaware
        123.  Sherman Medical Center, LLC                                                                     Delaware
        124.  Silsbee Medical Center, LLC (d/b/a (TX) Silsbee                                                 Delaware
        125   Center, LLC)
        126.  Silsbee Texas, LLC                                                                              Delaware
        127.  SLH, LLC                                                                                        Delaware
        128.  South Alabama Managed Care Contracting, Inc.                                                    Delaware
        129.  South Alabama Medical Management Services, Inc.                                                 Alabama
        130.  South Alabama Physicians Service, Inc.                                                          Alabama
        131.  South Arkansas Clinic, LLC                                                                      Alabama
        132.  Southern Texas Medical Center, LLC                                                              Delaware
        133.  Sprocket Medical Management, Inc.                                                               Delaware
        134.  Surgical Center of Amarillo, LLC                                                                Texas
        135.  Surgicare of Amarillo, Inc.                                                                     Texas
        136.  Surgicare of Independence, Inc.                                                                 Texas
        137.  Surgicare of North Anaheim, Inc.                                                                Missouri
        138.  Surgicare of San Leandro, Inc.                                                                  California
        139.  Surgicare of Sherman, Inc.                                                                      California
        140.  Surgicare of Southeast Texas, Inc.                                                              Texas
        141.  Surgicare of Victoria, Inc.                                                                     Texas
        142.  Surgicare of Victoria, Ltd.                                                                     Texas
        143.  Surgicare Outpatient Center of Lake Charles, Inc.                                               Texas
        144.  Surgicenter of Johnson County, Inc.                                                             Louisiana
        145.  Surgicenter of Johnson County, Ltd.                                                             Kansas
        146.  Surgicenters of America, Inc.                                                                   Kansas
        147.  Surgicenters of America, L.P.                                                                   Arizona
        148.  Terrell Hospital, L.P.                                                                          Arizona
        149.  Terrell Medical Center, LLC                                                                     Delaware
        150.  Triad - Arizona, Inc.                                                                         Delaware
        151.  Triad - El Dorado, Inc.                                                                         Delaware
        152.  Triad - South Tulsa Hospital Company, Inc.                                                      Arkansas
        153.  Triad Corporate Services, Limited Partnership                                                   Oklahoma
        154.  Triad CSGP, LLC                                                                                 Delaware
        155.  Triad CSLP, LLC                                                                                 Delaware
        156.  Triad Healthcare System of Phoenix, L.P.                                                        Delaware
        157.  Triad Holdings II, LLC                                                                          Delaware
        158.  Triad Holdings III, Inc.                                                                        Delaware
        159.  Triad of Arizona (L.P.), Inc.                                                                   Delaware
        160.  Triad of Phoenix, Inc.                                                                          Arizona
        161.  Triad RC, Inc.                                                                                  Arizona
        162.  Triad Texas, LLC                                                                                Delaware
        163.  Triad-Medical Center at Terrell Subsidiary, LLC                                                 Delaware
        164.  Triad-Medical Center of Sherman Subsidiary, LLC                                                 Delaware
        165.  Triad-Navarro Regional Hospital Subsidiary, LLC                                                 Delaware
        166.  TROSCO, LLC                                                                                     Delaware
        167.  Trufor Pharmacy, LLC                                                                            Delaware
        168.  VFARC, LLC                                                                                      Delaware
        169.  VHC Holdings, LLC                                                                               Delaware
        170.  VHC Medical, LLC                                                                                Delaware
        171.  Victoria Hospital, LLC                                                                          Delaware
        172.  Victoria of Texas, L.P.                                                                         Texas
        173.  VMF Medical, LLC                                                                                Delaware
        174.  VRMC Limited Partnership                                                                        Delaware
        175.  Wagoner Community Hospital, LLC (d/b/a (OK) Wagoner Hospital, LLC)                              Texas
        176.  WAMC, LLC                                                                                       Delaware
        177.  West Anaheim Medical Center, LLC                                                                Delaware
        178.  West Anaheim, LLC                                                                               Delaware
        179.  Wharton Medco, LLC                                                                              Texas
        180.  WHMC, LLC                                                                                       Delaware
        181.  Willamette Valley Clinics, LLC                                                                  Delaware
        182.  Willamette Valley Medical Center, LLC                                                           Delaware
        183.  WM Medical, LLC                                                                                 Delaware
        184.  Women & Children's Hospital, LLC (d/b/a (LA) Women & Children's Hospital of Delaware, LLC)      Delaware
        185.  Woodland Heights Medical Center, LLC                                                            Delaware
        182.  HTI TUCSON Rehabilitation, Inc.                                                                 Arizona